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                                                                    EXHIBIT 10.6



                           ASSET PURCHASE AGREEMENT

                           ------------------------


                                    between

                         AMERICAN FINANCE GROUP, INC.

                                      and

                            AFG CREDIT CORPORATION



                           ------------------------


                                  Dated as of

                                 July 1, 1995





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

                               TABLE OF CONTENTS

                                                                        Page


                                   ARTICLE I

         DEFINITIONS......................................................1

         1.1  Definitions.................................................1
         1.2  Other Definitional Provisions...............................5
                  (a)  Terms Used in Related Documents....................5
                  (b)  Accounting Terms...................................5
                  (c)  "Hereof", etc......................................5


                                  ARTICLE II

         SALE OF ORIGINAL ASSETS; SALE OF ADDITIONAL ASSETS;.............6

         2.1  Sale of Original Assets.....................................6
                  (a)  Sale...............................................6
                  (b)  Purchase Price.....................................6
                  (c)  Recordation........................................6
                  (d)  Marking of Original Leases.........................7
                  (e)  Custody of Lease Files.............................7
                  (f)  Title to Equipment.................................7
         2.2  Contribution or Sale of Additional Assets...................7
                  (a)  Additional Sales and Contributions.................7
                  (b)  Purchase Price.....................................7
                  (c)  Recordation........................................8
                  (d)  Marking of Additional Leases.......................8
                  (e)  Custody of Lease Files.............................8
                  (f)  Title to Equipment.................................8


                                  ARTICLE III

         AFG TO ACT AS AGENT FOR AFG CREDIT; ORIGINATION OF LEASES
         BY AFG CREDIT....................................................9

         3.1  Agency Agreement............................................9
                  (a)  Origination of AFG Credit Leases...................10
                  (b)  Custody of Lease Files.............................10


                                  ARTICLE IV

         REPRESENTATIONS AND WARRANTIES...................................11

         4.1  Representations and Warranties of AFG.......................11
                  (a)  Representations and Warranties with Respect
                       to the Assets......................................11

                  (b)  Representations and Warranties with Respect
                       to the AFG Credit Leases...........................12
                  (c)  Representations and Warranties as to AFG...........13
         4.2  Representations and Warranties of AFG Credit................15
                  (a)  Organization and Good Standing.....................15
                  (b)  Due Qualification..................................15
                  (c)  Due Authorization..................................16
                  (d)  No Conflict........................................16
                  (e)  No Violation.......................................16
                  (f)  All Consents Required..............................16
         4.3  Purchase of Ineligible Leases and Equipment by
              AFG.........................................................16
         4.4  Indemnification.............................................17


                                   ARTICLE V

         COVENANTS OF AFG AND AFG Credit..................................17

         5.1  AFG Covenants...............................................17
                  (a)  Lease Files........................................18
                  (b)  Compliance with Law................................18
                  (c)  Preservation of Ownership Interest.................18
                  (d)  Obligations with Respect to Leases.................18
                  (e)  No Bankruptcy Petition.............................18
                  (f)  Security Interests.................................19
                  (g)  Location of Records................................19
                  (h)  Agency Relationship................................19
                  (i)  Indemnification....................................19
         5.2  Consent to Assignment.......................................19


                                  ARTICLE VI

         CONDITIONS PRECEDENT.............................................20

         6.1  Conditions to AFG Credit's Obligations......................20
                  (a)  Representations and Warranties.....................20
                  (b)  Other Information..................................20
                  (c)  Obligations........................................20
                  (d)  Corporate Proceedings..............................20
         6.2  Conditions to AFG's Obligations.............................20
                  (a)  Representations and Warranties.....................21
                  (b)  Corporate Proceedings..............................21


                                  ARTICLE VII

         TERMINATION......................................................21

         7.1  Termination.................................................21
         7.2  Effect of Termination.......................................21

                                 ARTICLE VIII

         MISCELLANEOUS PROVISIONS.........................................22

         8.1  Amendment...................................................22
         8.2  Governing Law...............................................22
         8.3  Notice......................................................22
         8.4  Severability of Provisions..................................22
         8.5  Assignment..................................................22
         8.6  Further Assurances..........................................22
         8.7  No Waiver; Cumulative Remedies..............................23
         8.8  Counterparts................................................23
         8.9  Third-Party Beneficiaries...................................23
         8.10  Merger and Integration.....................................23
         8.11  Headings...................................................23
         8.12  Schedules and Exhibits.....................................23



Exhibits

Exhibit A  Form of Assignment for Original Assets
Exhibit B  Form of Assignment for Additional Assets


Schedules

1.       Original Lease Schedule
2.       Portfolio Parameters Schedule

                                                                  EXHIBIT 10.6

                          ASSET PURCHASE AGREEMENT

                  THIS ASSET PURCHASE AGREEMENT, dated as of July 1, 1995 (this "Agreement"), is entered into between American Finance Group, Inc. ("AFG"), a Delaware corporation, and AFG Credit Corporation ("AFG Credit"), a Delaware corporation.

                  AFG  in  the  ordinary  course  of  its  business   originates
equipment and other leases, and purchases equipment and other leases originated by other Persons, in the United States and abroad.

                  AFG desires, on the date hereof, to transfer the Original Leases, its interests in the related Equipment and other assets (as such capitalized terms are defined pursuant to Article I below) to AFG Credit upon the terms and conditions set forth in this Agreement.

                  It is contemplated that, from time to time after the date hereof, AFG and AFG Credit may agree that AFG will transfer additional Leases, its interests in the related Equipment and other assets to AFG Credit upon the terms and conditions set forth in this Agreement.

                  It is contemplated that, following such transfers, AFG, in its capacity as Servicer pursuant to the Pooling and Servicing Agreement and Indenture of Trust, will continue to administer and service the Leases and Equipment transferred to AFG Credit.

                  AFG and AFG Credit desire that from time to time on or after the date hereof, AFG Credit will purchase Property and originate equipment and other leases, and that in connection therewith AFG will act as agent on behalf of AFG Credit, as principal, upon the terms and conditions set forth in this Agreement.

                  It is contemplated that, following such origination of leases by AFG Credit, AFG, in its capacity as Servicer pursuant to the Pooling and Servicing Agreement and Indenture of Trust, will continue to administer and service the leases and Equipment originated by AFG Credit.

                  In consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, AFG and AFG Credit agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

                  1.1 Definitions. (a) Capitalized terms used in this Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement (as defined in this Section 1.1) unless otherwise defined herein.

                  (b) Whenever used in this Agreement, the following words and phrases will have the following meanings:

                  "Additional Assets" shall mean all right, title and interest of AFG in, to, and under (i) the Additional Leases (including AFG's obligations under the Additional Leases) and all monies due or to become due thereunder after the related Additional Cut-Off Date and all Collections in respect thereof, (ii) the related Equipment, (iii) the related Lease Files, (iv) the Insurance Policies and any Insurance Proceeds related to the Additional Leases and (v) all income and proceeds of the foregoing or relating thereto.

                  "Addition Date" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "Additional Lease Schedule" shall have the meaning set forth in Section 2.2(d) of this Agreement.

                  "Additional Cut-Off Date" shall mean each date as of which an Additional Lease is to be contributed or sold to AFG Credit.

                  "Additional Leases" shall mean the Leases listed on any Additional Lease Schedule created pursuant to Section 2.2(d) of this Agreement.

                  "AFG Credit Assets" shall mean all right, title and interest of AFG Credit in, to, and under (i) the AFG Credit Leases (including AFG Credit's obligations under the AFG Credit Leases) and all monies due or to become due thereunder after the related Origination Cut-Off Date and all Collections in respect thereof, (ii) the related Equipment, (iii) the related Lease Files, (iv) the Insurance Policies and any Insurance Proceeds related to the AFG Credit Leases and (v) all income and proceeds of the foregoing or relating thereto.

                  "AFG Credit Lease" shall mean each agreement, including, as applicable, schedules, subschedules, summary schedules, supplements and amendments to a master lease, that is entered into by AFG as agent on behalf of AFG Credit as lessor thereunder, and pursuant to which AFG Credit, as lessor, leases specified assets to a Lessee at a specified monthly or quarterly or semi-annual rental, and which is identified in the AFG Credit Lease Schedule; provided, that, from and after the date on which an AFG Credit Lease is purchased from AFG Credit by AFG pursuant to Section 4.3 of this Agreement or an AFG Credit Lease is otherwise transferred by AFG Credit to AFG, such AFG Credit Lease shall no longer be an AFG Credit Lease for purposes of this Agreement.

                  "AFG Credit Lease Schedule" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "Assets" shall mean the Original Assets and any Additional Assets.

                  "Assignee" shall mean, at any time, any Person to whom the Assets and the AFG Credit Assets have been assigned, whether absolutely or by way of the grant of a security interest therein under any then existing Transfer Agreement and to which AFG Credit's rights under this Agreement have been assigned, and shall initially refer to AFG Master Trust created pursuant to the Pooling and Servicing Agreement.

                  "Business Day" shall mean each day which is neither a Saturday, a Sunday nor any other day on which banking institutions in New York, New York, or San Francisco, California are authorized or obligated by law or required by executive order to be closed.

                  "Closing Date" shall mean January 3, 1996.

                  "Cut-Off Date" shall mean January 3, 1996.

                  "Equipment" shall mean the assets (including office or other equipment) leased to a Lessee pursuant to a Lease or AFG Credit Lease, as the case may be, and/or, unless the context otherwise requires, a security interest in such assets.

                  "Filing Locations" shall mean the States of California and Massachusetts.

                  "Ineligible Lease" shall have the meaning set forth in Section
         4.3 of this Agreement.

                  "Lease" shall mean each agreement, including, as applicable, schedules, subschedules, summary schedules, supplements and amendments to a master lease, pursuant to which the Originator, as lessor, leases specified assets to a Lessee at a specified monthly or quarterly or semi-annual rental, and which is identified in the Lease Schedule, including all Original Leases and Additional Leases; provided, that, from and after the date on which a Lease is repurchased by AFG pursuant to Section 4.3 of this Agreement or a Lease is otherwise transferred by AFG Credit to AFG, such Lease shall no longer be a Lease for purposes of this Agreement.

                  "Lease Files" shall mean, with respect to each Lease and each AFG Credit Lease, the fully executed original counterpart (for UCC purposes) of such Lease, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that AFG keeps on file in accordance with its customary procedures, indicating ownership of such Equipment.

                  "Lease Schedule" shall mean the Original Lease Schedule and all Additional Lease Schedules, as amended to show the deletion of Leases repurchased by AFG pursuant to Section 4.3 or otherwise transferred by AFG Credit to AFG.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel (including internal counsel) to AFG, and who shall be reasonably acceptable to AFG Credit.

                  "Original Assets" shall mean all right, title and interest of AFG in, to, and under (i) the Original Leases (including AFG's obligations under the Original Leases) and all monies due or to become due thereunder after the Cut-Off Date and all Collections in respect thereof, (ii) the related Equipment, (iii) the related Lease Files,
         (iv) the Insurance Policies and any Insurance Proceeds related to the Original Leases and (v) all income and proceeds of the foregoing or relating thereto.

                  "Original Leases" shall mean the Leases listed on the Original Lease Schedule attached hereto.

                  "Original  Lease Schedule" shall have the meaning set forth in
         Section 2.1(d) of this Agreement.

                  "Origination Cut-Off Date" shall mean each date as of which an AFG Credit Lease is to be originated by AFG as agent on behalf of AFG Credit as lessor thereunder.

                  "Pooling and Servicing Agreement" shall mean, at any time, any agreement then in effect pursuant to which any Person has agreed to service the Assets (as such agreement is then in effect), and shall initially refer to the Pooling and Servicing Agreement and Indenture of Trust dated as of the date hereof, among AFG Credit, AFG, as Servicer, and the Trustee.

                  "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

                  "Responsible Officer" shall mean, with respect to AFG and AFG Credit, any officer of such entity with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         The term "Responsible Officer", when used herein with respect to any Person other than either AFG or AFG Credit, shall mean an officer or employee of such Person corresponding to any officer or employee described in the preceding sentence.

                  "Servicer" shall mean, at any time, any Person then acting as servicer under a servicing agreement, and shall initially refer to AFG in its capacity as servicer under the Pooling and Servicing Agreement.

                  "Transfer Agreement" shall mean, at any time, any then existing agreement pursuant to which AFG Credit has assigned its rights in the Assets and the AFG Credit Assets, whether absolutely or by way of the grant of a security interest therein (as such agreement is then in effect), and shall initially refer to the Pooling and Servicing Agreement.

                  "Trustee" shall mean the institution executing the Pooling and Servicing Agreement as trustee, or its successor in interest, or any successor trustee appointed as therein provided.

                  "Warranty Purchase Price" shall mean, with respect to any Lease or AFG Credit Lease and the related Equipment to be repurchased or purchased, respectively, by AFG, (a) the amount set forth as such in any then applicable Transfer Agreement, or (b) if no such amount is set forth or no Transfer Agreement is then in effect, an amount agreed to by AFG and AFG Credit as reflecting the fair market value therefor, determined on the same basis as the purchase price for sales of Original Leases and Additional Leases has been determined hereunder.

                  1.2  Other Definitional Provisions.

                  (a) Terms Used in Related Documents. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

                  (b)  Accounting  Terms.  As used in this  Agreement  or in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in
Section 1.1 to the extent not defined, shall have the meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

                  (c) "Hereof", etc. The words "hereof"; "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.


                                 ARTICLE II

                          SALE OF ORIGINAL ASSETS;
                         SALE OF ADDITIONAL ASSETS;


                  2.1  Sale of Original Assets.

                  (a) Sale. On the Closing Date, AFG will sell, assign, transfer and convey to AFG Credit the Original Assets and will deliver to AFG Credit an executed assignment substantially in the form of Exhibit A. Except for the obligations of AFG pursuant to Section 4.3, the sale of the Original Assets will be without recourse to AFG.

                  (b) Purchase Price. The purchase price for the Original Assets shall be paid in immediately available funds on the Closing Date from AFG Credit to AFG and shall be equal to the sum of (i) the sum of the discounted values of the Original Leases, as estimated by AFG at the Cut-Off Date in accordance with its normal valuation procedures, on a cumulative basis, plus (ii) the sum of the anticipated residual values of each piece of Equipment related to an Original Lease upon the expiration of each such Original Lease in accordance with its terms (as such residual values are estimated by AFG on or about the date on which each such Lease was created in accordance with its normal valuation procedures), but not in excess of any purchase option price with respect thereto set forth in each such Lease, on a cumulative basis.

                  (c) Recordation. AFG shall record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Original Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale of the Original Leases from AFG to AFG Credit, and to deliver file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this Section 2.1, consist of telephone confirmations of such filings with the file-stamped copy to be provided to AFG Credit as soon as practicable after receipt thereof by AFG) to AFG Credit (and copies to the Assignee) on or prior to the Closing Date, and in the case of any continuation statements filed pursuant to this Section 2.1(c), as soon as practicable after receipt thereof by AFG.

                  (d) Marking of Original Leases. AFG shall, at its own expense, on or prior to the Closing Date in the case of the Original Leases (A) indicate in its books and records, including the appropriate computer files relating to the Original Leases, that such Leases have been sold to AFG Credit pursuant to this Agreement and stamp such Leases or otherwise mark such Leases with a legend to the effect that such Leases have been assigned to the Assignee under the Pooling and Servicing Agreement and (B) on or prior to the Closing Date, deliver to AFG Credit a computer file or microfiche or written list (the "Original Lease Schedule") containing a true and complete list of all Original Leases then being sold to AFG Credit, identified by account number and by the Discounted Lease Balance as of the Cut-Off Date. The Original Lease Schedule is attached to this Agreement as Schedule 1.

                  (e) Custody of Lease Files. AFG shall, at its own expense, on or prior to the Initial Closing Date in the case of the Original Leases deliver to the Custodian the related Lease Files to be held by the Custodian in accordance with the Custodian Agreement.

                  (f) Title to Equipment. AFG shall, at its own expense, on or prior to the Closing Date in the case of the Original Leases, with respect to any item of related Equipment with respect to which title thereto or a security interest therein is required to be noted on a certificate of title or otherwise recorded, take such steps as shall be necessary or appropriate, in the reasonable judgement of AFG, to fully vest all right, title and interest in such Equipment in the Assignee.

                  2.2  Contribution or Sale of Additional Assets.

                  (a) Additional Sales and Contributions. From time to time after the date hereof, AFG Credit may request to purchase additional assets from AFG, and AFG may agree to so sell, assign, transfer and convey such additional assets. From time to time after the date hereof, in connection with a sale of Additional Assets or otherwise, AFG may contribute to AFG Credit as a contribution to capital, Additional Assets. The date on which any such sale or contribution of any Additional Assets to be purchased by AFG Credit takes place is herein referred to as an "Addition Date". On each Addition Date, AFG will deliver to AFG Credit an executed assignment substantially in the form of Exhibit B. Except for the obligations of AFG pursuant to Section 4.3, the sale and contribution of the Additional Assets will be without recourse to AFG.

                  (b) Purchase Price. If AFG agrees to sell, assign, transfer and convey any additional assets as described in Section 2.2(a) above, the purchase price for any Additional Assets shall be payable in immediately available funds on the Additional Closing Date from AFG Credit to AFG and shall be equal to the sum of (i) the sum of the discounted values of the Additional Leases, as estimated by AFG at the related Additional Cut-Off Date in accordance with its normal valuation procedures, on a cumulative basis, plus (ii) the sum of the anticipated residual values of each piece of Equipment related to an Additional Lease upon the expiration of each such Additional Lease in accordance with its terms (as such residual values are estimated by AFG on or about the date on which each such Lease was created in accordance with its normal valuation procedures), but not in excess of any purchase option price with respect thereto set forth in each such Lease, on a cumulative basis.

                  (c) Recordation. In connection with any sale or contribution of Additional Assets, AFG shall record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Additional Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale or contribution of the Additional Leases from AFG to AFG Credit, and to deliver file-stamped copies of such financing statements or continuation statements or other evidence of such filings (which may, for purposes of this Section 2.2, consist of telephone confirmations of such filings with the file-stamped copy to be provided to AFG Credit as soon as practicable after receipt thereof by AFG) to AFG Credit (and copies to the Assignee) on or prior to the Addition Date, and in the case of any continuation statements filed pursuant to this Section 2.2(c), as soon as practicable after receipt thereof by AFG.

                  (d) Marking of Additional Leases. In connection with any contribution or sale of Additional Assets, AFG shall, at its own expense, on or prior to the Addition Date (A) indicate in its books and records, including the appropriate computer files relating to the Additional Leases, that such Leases have been sold or contributed to AFG Credit pursuant to this Agreement and stamp such Leases or otherwise mark such Leases with a legend to the effect that such Leases have been assigned to the Assignee under a Transfer Agreement and (B) on or prior to the Addition Date, deliver to AFG Credit a computer file or microfiche or written list (an "Additional Lease Schedule") containing a true and complete list of all Additional Leases then being sold or contributed to AFG Credit, identified by account number and by the Discounted Lease Balance as of the related Additional Cut-Off Date. Each Additional Lease Schedule shall be attached to the related assignment as a schedule thereto.

                  (e) Custody of Lease Files. AFG shall, at its own expense, on or prior to the related Addition Date in the case of the Additional Leases deliver to the Custodian the related Lease Files to be held by the Custodian in accordance with the Custodian Agreement.

                  (f) Title to Equipment. AFG shall, at its own expense, on or prior to the related Addition Date in the case of

Additional Leases, with respect to any item of related Equipment with respect to which title thereto or a security interest therein is required to be noted on a certificate of title or otherwise recorded, take such steps as shall be necessary or appropriate, in the reasonable judgement of AFG, to fully vest all right, title and interest in such Equipment in the Assignee.


                                 ARTICLE III

                     AFG TO ACT AS AGENT FOR AFG CREDIT;
                     ORIGINATION OF LEASES BY AFG CREDIT

                  3.1  Agency Agreement.

                  (a) Appointment of Agent. AFG and AFG Credit contemplate that from time to time on or after the date hereof, AFG and AFG Credit may agree that AFG Credit will purchase Property and originate equipment and other leases with Lessees, and that in connection therewith, AFG will act as agent on behalf of AFG Credit as principal. AFG Credit hereby appoints AFG to act as its agent and grants to AFG the power and authority to act on its behalf and to take whatever actions are deemed by AFG to be necessary in connection with such purchases of Property and origination of leases by AFG Credit. AFG hereby accepts such appointment as agent on the terms and conditions and for the purposes set forth herein.

                  (b) Duties of Agent. AFG, as agent for AFG Credit, will be wholly responsible for performing such functions as are necessary in connection with all matters relating to the purchase of Property by AFG Credit and the origination of the AFG Credit Leases by AFG Credit, including reviewing and preparing contracts, certificates, legal opinions and other instruments and performing due diligence, providing and receiving all notices and other documentation and otherwise fulfilling all ongoing duties and responsibilities that may be required under any documents that are entered into by AFG Credit through AFG, as its agent, and fulfilling and complying with, in all material respects, all obligations on the part of the "lessor" to be fulfilled or complied with under or in connection with each AFG Credit Lease.

                  (c) Power of Attorney. In connection with the appointment of AFG to act as agent on its behalf, AFG Credit hereby appoints AFG to act as AFG Credit's attorney-in-fact for the purposes of entering into purchase or similar agreements with vendors in connection with the purchase by AFG Credit of Property, entering into the AFG Credit Leases with Lessees with respect to the leasing of Equipment by AFG Credit, and executing any certificates, reports, filings, instruments or other documents incident to the foregoing. AFG and AFG Credit hereby agree that the power of attorney granted hereby shall be limited to those documents incident to the specific transactions to be entered into by AFG as agent for AFG Credit as contemplated by

Section 3.1(a). AFG Credit will execute such powers of attorney as are requested by AFG to evidence the appointment of AFG as its attorney-in-fact.

                  3.2  The AFG Credit Leases.

                  (a) Origination of AFG Credit Leases. AFG and AFG Credit contemplate that from time to time on or after the date hereof, AFG and AFG Credit may agree that AFG Credit will originate leases as lessor and that AFG will act as agent on AFG Credit's behalf in connection therewith pursuant to the agency relationship established in Section 3.1(a) above. The date on which any such origination of an AFG Credit lease takes place is herein referred to as an "Origination Date". In connection with the origination of the AFG Credit Leases by AFG as agent for AFG Credit, AFG shall, at its own expense, on or prior to the Origination Date, deliver to AFG Credit a computer file or microfiche or written list (an "AFG Credit Lease Schedule") containing a true and complete list of all AFG Credit Leases then being originated by AFG as agent on behalf of AFG Credit, identified by account number and by the Discounted Lease Balance as of the related Origination Cut-Off Date.

                  (b) Custody of Lease Files. AFG shall, at its own expense, on or prior to the related Origination Date in the case of the AFG Credit Leases deliver to the Custodian the related Lease Files to be held by the Custodian in accordance with the Custodian Agreement.

                  (c) Criteria for AFG Credit Leases. AFG agrees that it will, in evaluating and selecting Lessees to be parties to the AFG Credit Leases, utilize the same credit guidelines, eligibility and other criteria that it customarily utilizes in selecting lessees for Leases that AFG enters into as lessor on its own behalf.

                  3.3  Payment; Compensation.

                  (a) Purchase of Property by AFG Credit. AFG Credit hereby authorizes AFG, as agent on its behalf, to pay to the vendor thereof the full purchase price of any Property purchased by AFG as agent on behalf of AFG Credit pursuant to Section 3.1. AFG shall promptly notify AFG Credit and send AFG Credit an invoice for any such payments made by AFG on AFG Credit's behalf. AFG Credit hereby agrees to reimburse AFG, promptly upon receipt of an invoice, fully for any amounts paid by AFG, as agent on behalf of AFG Credit, to a vendor for the purchase of Property by AFG Credit pursuant to this Article III.

                  (b) Compensation of Agent. AFG and AFG Credit hereby agree that as compensation for acting hereunder as agent for AFG Credit, AFG, as Servicer, will retain the right to service the AFG Credit Leases pursuant to the Pooling and Servicing Agreement and shall be entitled to receive the Servicing Fee payable thereunder with respect to the AFG Credit Leases.

                                 ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

                  4.1 Representations and Warranties of AFG. AFG makes the following representations and warranties for the benefit of AFG Credit and any Assignee, on which AFG Credit relies in purchasing the Original Assets and any Additional Assets, in accepting any contribution of any Additional Assets, and in purchasing any Property and originating any AFG Credit Leases through AFG as its agent pursuant to Article III hereof. Unless otherwise indicated, such representations and warranties, with respect to the Original Assets, are as of the Closing Date, with respect to any Additional Assets, are deemed to be made as of the related Addition Date, and with respect to the AFG Credit Leases and the assets subject thereto, are deemed to be made as of the related Origination Date, and in each case will survive the contribution and/or sale of the Original and Additional Leases and related Equipment to AFG Credit, the origination of the AFG Credit Leases by AFG Credit, and the transfer of an interest in the Leases and the AFG Credit Leases to any Assignee. Upon discovery by AFG or AFG Credit or its assignee of a breach of any of the representations and warranties contained in this Section 4.1, the party discovering such breach shall give prompt written notice to the other.

                  (a) Representations and Warranties with Respect to the Assets. As to the Assets:

                      (i) as of the Cut-Off Date, the Original Lease Schedule is an accurate and complete listing in all material respects of all the Original Leases and the information contained therein with respect to the identity of such Leases and the amounts owing thereunder is true and correct in all material respects as of the Cut-Off Date;

                     (ii) each Original Lease is an Eligible Lease;

                    (iii) each Original Lease and the related Equipment has been transferred to AFG Credit or its Assignee free and clear of any Lien of any Person (other than Permitted Liens) and is in compliance, in all material respects, with all Requirements of Law applicable to AFG or the Originator thereof;

                     (iv) with respect to each Original Lease, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by AFG in connection with the transfer of such Lease and the related Equipment to AFG Credit or its Assignee have been duly obtained, effected or given and are in full force and effect;

                      (v) as of the Closing Date, the Original Leases satisfy the criteria set forth on the Portfolio Parameters Schedule attached to this Agreement as Schedule 2;

                     (vi) as of any Additional Cut-Off Date, the related Additional Lease Schedule is an accurate and complete listing in all material respects of all the Additional Leases being transferred on the related Addition Date and the information contained therein with respect to the identity of such Leases and the amounts owing thereunder is true and correct in all material respects as of the related Additional Cut-Off Date;

                    (vii) each such Additional Lease is an Eligible Lease;

                   (viii) each such Additional Lease and the related Equipment has been transferred to AFG Credit or its Assignee free and clear of any Lien of any Person (other than Permitted Liens) and is in compliance, in all material respects, with all Requirements of Law applicable to AFG or the Originator thereof;

                     (ix) with respect to each such Additional Lease, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by AFG in connection with the transfer of such Lease and the related Equipment to AFG Credit or its Assignee have been duly obtained, effected or given and are in full force and effect; and

                      (x) as of any Addition Date, the addition of the related Additional Leases does not cause any of the criteria set forth on the Portfolio Parameters Schedule attached to this Agreement as Schedule 2 to be untrue; and

                     (xi) as of any Addition Date, AFG is not insolvent and will not be rendered insolvent by selling or contributing the related Additional Leases to AFG Credit.

                  (b) Representations and Warranties with Respect to the AFG Credit Leases. As to the AFG Credit Leases:

                      (i)  each AFG Credit Lease is an Eligible Lease;

                     (ii) each AFG Credit Lease satisfies all of the same eligibility and other criteria as the Original Leases and the Additional Leases being sold or to be sold by AFG to AFG Credit pursuant to Article II of this Agreement;

                    (iii) AFG will not record any of the AFG Credit Assets on its own books and will take no actions that are inconsistent with all right, title and interest of AFG Credit or any Assignee in and to the AFG Credit Assets;

                     (iv) as of any Origination Date, the addition of the related AFG Credit Lease does not cause any of the criteria set forth on the Portfolio Parameters Schedule attached to this Agreement as
         Schedule 2 to be untrue, unless, with respect to any of the Individual Lessee Excess Concentration Amount, the Industry Excess Concentration Amount, the SemiAnnual Lease Excess Concentration Amount or the Equipment Excess Concentration Amount, the Rating Agency Condition shall have been satisfied with respect thereto; and

                      (v) each AFG Credit Lease is in compliance, in all material respects, with all Requirements of Law applicable to the Originator thereof (if other than AFG Credit).

                  (c) Representations and Warranties as to AFG. As to AFG:

                      (i) Organization and Good Standing. AFG is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement;

                     (ii) Due Qualification. AFG is qualified to do business as a foreign corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of, all states in which the ownership or lease of its property, the performance of its obligations pursuant to this Agreement or the other conduct of its business requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not, in the aggregate, materially and adversely affect the ability of AFG to comply with this Agreement or to perform its obligations hereunder or adversely effect the enforceability of the Leases;

                    (iii) Power and Authority. AFG has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. AFG has duly authorized the execution, delivery, and performance of this Agreement by all requisite corporate action;

                     (iv) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by AFG (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of AFG, or any term of any indenture, agreement, mortgage, deed of trust or other instrument to which AFG is a party or by which it is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to AFG or any of its properties;

                      (v) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over AFG or any of its properties is required to be obtained by or with respect to AFG in order for AFG to enter into this Agreement or perform its obligations hereunder;

                     (vi) Valid Contribution and Sale; Binding Obligations. The sale of the Original Assets constitutes, and each contribution and sale of any Additional Assets will constitute, a valid transfer to AFG Credit or its assignee of all right, title and interest of AFG in, to and under the Assets, and such property will be held by AFG Credit or its assignee free and clear of any Lien of any Person claiming through or under AFG or its Affiliates, except for Permitted Liens; and this Agreement constitutes a legal, valid and binding obligation of AFG, enforceable against AFG in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and
         (ii) general principles of equity (whether considered in a suit at law or in equity);

                    (vii) No Proceedings. There are no proceedings or investigations pending, or, to the best of AFG's knowledge, threatened against AFG, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of AFG) materially and adversely affect the performance by AFG of its obligations under, or the validity or enforceability of, this Agreement;

                   (viii) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by AFG;

                     (ix) Fair Consideration. The consideration received by AFG in exchange for the transfer of the Assets on the date hereof and on each Addition Date is fair consideration having value equivalent to or in excess of the value of the Assets transferred on each such date; and the consideration received by AFG in exchange for performing the services as agent for AFG Credit pursuant to Article III hereof is fair consideration;

                     (x) Principal Place of Business. AFG's principal place of business is in the State of California, City and County of San Francisco;

                     (xi) Ability to Perform. At the date hereof, AFG does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement; and

                    (xii) Transfer Taxes. The sale, transfer, assignment and conveyance of the Assets by AFG described in this Agreement will not result in the imposition of any tax Lien or any liability of AFG Credit for any tax on such sale, transfer, assignment and conveyance.

                  4.2  Representations and Warranties of AFG Credit.  AFG
                       --------------------------------------------
Credit makes the following representations and warranties on which AFG relies in selling the Original Assets, contributing and selling any Additional Assets and purchasing Property and acting as agent on behalf of AFG Credit in connection with the purchase of Property and the origination of the AFG Credit Leases by AFG Credit. Such representations and warranties speak as of the Closing Date and each Addition Date and Origination Date, but shall survive the contribution and/or sale of the Leases and related Equipment to AFG Credit, the origination of the AFG Credit Leases, and the grant of a security interest to the Leases and to the AFG Credit Leases and the related Equipment to any Assignee. Upon discovery by AFG or AFG Credit or its assignee of a breach of any of the representations and warranties contained in this Section 4.2, the party discovering such breach shall give prompt written notice to the others.

                  (a) Organization and Good Standing. AFG Credit is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Pooling and Servicing Agreement;

                  (b) Due Qualification. AFG Credit is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder;

                  (c) Due Authorization. The execution and delivery of this Agreement and the Pooling and Servicing Agreement and the consummation of the transactions provided for herein and therein have been duly authorized by AFG Credit by all necessary corporate action on the part of AFG Credit;

                  (d) No Conflict. The execution and delivery of this Agreement and the Pooling and Servicing Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which AFG Credit is a party or by which it or any of its property is bound;

                  (e) No Violation. The execution and delivery of this Agreement and the Pooling and Servicing Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to AFG Credit;

                  (f) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement, and the fulfillment of or terms hereof, have been obtained.

                  4.3 Purchase of Ineligible Leases and Equipment by AFG. In the event of a breach of any representation or warranty set forth in Section 4.1(a) with respect to a Lease or Section 4.1(b) with respect to an AFG Credit Lease (each such Lease or AFG Credit Lease, an "Ineligible Lease"), within 60 days of the receipt by AFG of written notice of such breach given by AFG Credit, AFG shall repurchase each such Lease or purchase each such AFG Credit Lease to which such breach relates on the terms and conditions set forth below; provided, however, that no such repurchase or purchase shall be required to be made with respect to such Ineligible Lease (and such Lease or AFG Credit Lease, as the case may be, shall cease to be an Ineligible Lease) if, on any day within such 60 day period, the representations and warranties in subsection 4.1(a) or 4.1(b), as the case may be, with respect to such Ineligible Lease shall then be true and correct in all material respects with respect to such Ineligible Lease as if such Ineligible Lease had been sold or contributed to AFG Credit or originated by AFG Credit, as the case may be, on such day. With respect to each repurchase or purchase of an Ineligible Lease, as the case may be, required to be made pursuant to this Section 4.3, AFG shall repurchase or purchase, as the case may be, and AFG Credit shall convey, without recourse, representation or warranty, all of its right, title and interest in each Ineligible Lease. AFG shall be obligated to repurchase or purchase, as the case may be, each such Ineligible Lease. As payment for the Ineligible Leases, AFG shall, on the date of transfer or retransfer, as the case may be, of such Ineligible Lease, (i) make a payment to AFG Credit in immediately available funds in an amount equal to the Warranty Purchase Price. Upon each repurchase or purchase, as the case may be, by AFG of each such Ineligible Lease, AFG Credit shall automatically and without further action be deemed to transfer, assign and set-over to AFG, without recourse, representation or warranty, all the right, title and interest of AFG Credit in, to and under such Ineligible Lease and all monies due or to become due with respect thereto, the related Equipment and all proceeds of the Ineligible Lease and Liquidation Proceeds and Insurance Proceeds relating thereto and all rights to security for any such Ineligible Lease, and all proceeds and products of the foregoing. AFG Credit shall execute such documents and instruments of transfer and purchase or repurchase, as the case may be, as may be prepared by AFG and take such other actions as shall reasonably be requested by AFG to effect the purchase or repurchase, as the case may be, of such Ineligible Lease pursuant to this subsection. The obligation of AFG to purchase or repurchase, as the case may be, any Ineligible Lease and the indemnification provided for in Section 4.4 shall constitute the sole remedy respecting any breach of the representations and warranties set forth in subsection 4.1(a) with respect to such Lease or subsection 4.1(b) with respect to such AFG Credit Lease, as the case may be, available to AFG Credit or the Assignee.

                  4.4  Indemnification.  In addition  to any remedy  pursuant to
Section 4.3, AFG agrees to indemnify, defend and hold AFG Credit harmless from and against any out of pocket expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which AFG Credit or the Assignee may become subject insofar as such expense arises solely out of or is based solely upon the untruth of any representation or warranty of AFG set forth in Section 4.1. The obligations of AFG under this Section 4.4 will be considered to have been relied upon by AFG Credit and the Assignee and will survive the execution, delivery, and performance of this Agreement regardless of any investigation made by AFG Credit or the Assignee or on their behalf.


                                  ARTICLE V

                       COVENANTS OF AFG AND AFG Credit

                  5.1 AFG Covenants. AFG covenants and agrees with AFG Credit as follows for the benefit of AFG Credit and any Assignee:

                  (a) Lease Files. AFG will comply with the provisions of the Custodian Agreement insofar as such provisions are applicable to it.

                  (b) Compliance with Law. AFG will comply, in all material respects, with all laws and regulations of any Governmental Authority applicable to AFG, the Leases or the AFG Credit Leases and the related Equipment and Lease Files or any part thereof; provided that AFG may contest any such law or regulation in any reasonable manner which will not materially and adversely affect the value of (or the rights of AFG Credit or the Assignee, with respect to) the Assets or the AFG Credit Assets.

                  (c) Preservation of Ownership Interest. AFG will execute and file such financing and continuation statements and any other documents reasonably requested by AFG Credit to be filed or which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of AFG Credit and the Assignee in, to and under the Assets and the AFG Credit Assets.

                  (d) Obligations with Respect to Leases. AFG will duly fulfill and comply with, in all material respects, all obligations on the part of the "lessor" to be fulfilled or complied with under or in connection with each Lease, and will do nothing to impair the rights of AFG Credit in, to and under the Assets. AFG, as agent for AFG Credit, will duly fulfill and comply with, in all material respects, all obligations on the part of the "lessor" to be fulfilled or complied with under or in connection with each AFG Credit Lease and will do nothing to impair the rights of AFG Credit in, to and under the AFG Credit Assets. AFG will perform such obligations under the Leases and AFG Credit Leases and will not change or modify the Leases or AFG Credit Leases, except as otherwise provided in the Pooling and Servicing Agreement and except insofar as any such failure to perform, change or modification would not materially and adversely affect the value of (or the rights of AFG Credit or the Assignee, with respect to) the Leases or the AFG Credit Leases, or the related Equipment.

                  (e) No Bankruptcy Petition. AFG agrees that, prior to the date that is one year and one day after the termination of this Agreement pursuant to Section 7.1 herein, it will not institute against AFG Credit, or join any other Person in instituting against AFG Credit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 5.1(e) will survive the termination of this Agreement.

                  (f) Security Interests. Except as otherwise herein provided, AFG will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Lease or related Equipment, whether now existing or hereafter transferred to AFG Credit, or any interest therein. AFG will immediately notify AFG Credit and the Assignee of the existence of any Lien on any Lease or related Equipment; and AFG shall defend the right, title and interest of AFG Credit in, to and under the Leases and the related Equipment, against all claims of third parties; provided, however, that nothing in this subsection 5.1(f) shall prevent or be deemed to prohibit AFG from suffering to exist upon any of the Leases Permitted Liens.

                  (g) Location of Records. AFG (i) shall not move outside the State of California the location of its chief executive office without 45 days' prior written notice to AFG Credit and (ii) will promptly take all actions required (including but not limited to all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to continue the first priority perfected ownership interest of the Assignee in the Leases. AFG will give AFG Credit prompt notice of a change within the State of California of the location of its chief executive office.

                  (h) Agency Relationship. AFG (i) shall not take any actions on behalf of AFG Credit that are outside the scope of or are in violation of the agency agreement set forth herein, and (ii) when acting as agent for AFG Credit, will fully disclose this fact to the related Equipment vendor or Lessee, as applicable.

                  (i) Indemnification. AFG agrees to indemnify, defend and hold AFG Credit and the Assignee harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which AFG Credit or the Assignee may become subject insofar as such loss, liability, damage, judgment, claim, deficiency or expense arises out of or is based upon a breach by AFG of its covenants contained in this Section 5.1. The obligations of AFG under this
         Section 5.1(i) will be considered to have been relied upon by AFG Credit and the Assignee and will survive the execution, delivery, and performance of this Agreement regardless of any investigation made by AFG Credit or the Assignee or on their behalf.

                  5.2 Consent to Assignment. AFG understands that AFG Credit intends to assign all its right, title and interest in, to and under the Assets and the AFG Credit Assets to the Assignee pursuant to the Pooling and Servicing Agreement. AFG consents to the assignment of all or any portion of this Agreement by AFG

Credit to any such Assignee. AFG agrees that any such Assignee (or, in each case, the Servicer or Trustee on its behalf) may exercise the rights of AFG Credit hereunder and will be entitled to all of the benefits of AFG Credit hereunder to the extent provided in the Pooling and Servicing or the related Transfer Agreement, as applicable.


                                 ARTICLE VI

                            CONDITIONS PRECEDENT

                  6.1 Conditions to AFG Credit's Obligations. The obligations of AFG Credit to purchase the Original Assets on the Closing Date, to accept and/or purchase, as the case may be, any Additional Assets on the related Addition Date, and to originate any AFG Credit Leases on the related Origination Date are subject to the satisfaction or waiver of the following conditions as of such Closing Date, Addition Date or Origination Date, as applicable:

                  (a) Representations and Warranties. All representations and warranties of AFG contained in this Agreement will be true and correct in all material respects as of the Closing Date, such Addition Date, and such Origination Date (except as otherwise specified herein), as if each such representation or warranty were made as of the Closing Date, such Addition Date or such Origination Date;

                  (b) Other Information. All information concerning the Assets and the AFG Credit Assets provided to AFG Credit will be true and correct as of the Cut-Off Date, the related Additional Cut-Off Date or the related Origination Cut-Off Date, as applicable, in all material respects;

                  (c) Obligations. AFG will have performed in all material respects all obligations required to be performed by AFG on or prior to the Closing Date, the related Addition Date, or the related Origination Date, as applicable, pursuant to the provisions of this Agreement; and

                  (d) Corporate Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement will be satisfactory in form and substance to AFG Credit, and AFG Credit will have received from AFG such copies of documents (including records of corporate proceedings, certificates of Responsible Officers and Opinions of Counsel) relevant to the transactions herein contemplated as AFG Credit may reasonably have requested.

                  6.2 Conditions to AFG's Obligations. The obligations of AFG to sell the Original Assets on the Closing Date, to contribute or sell any Additional Assets as of any Addition Date, and to act as agent on behalf of AFG Credit pursuant to Article III hereof as of any Origination Date will be subject to the satisfaction or waiver of the following conditions as of the Closing Date, such Addition Date or such Origination Date, as applicable:

                  (a) Representations and Warranties. All representations and warranties of AFG Credit contained in this Agreement will be true and correct in all material respects as of the Closing Date, such Addition Date or such Origination Date (except as otherwise specified herein), as if each such representation or warranty were made as of the Closing Date, such Addition Date or such Origination Date;

                  (b) Corporate Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement will be satisfactory in form and substance to AFG, and AFG will have received from AFG Credit such copies of documents (including records of corporate proceedings, certificates of
         Responsible Officers, and Opinions of Counsel) relevant to the transactions herein contemplated as AFG may reasonably have requested.


                                 ARTICLE VII

                                 TERMINATION

                  7.1 Termination. The respective obligations and responsibilities of AFG and AFG Credit created by this Agreement and the agency relationship established pursuant to Article III hereunder will terminate upon the last to occur of (i) the maturity or other liquidation of all Leases and AFG Credit Leases and (ii) the termination of all Transfer Agreements.

                  7.2 Effect of Termination. No termination, rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of AFG or AFG Credit will be deemed to impair or affect the obligations pertaining to any executed contribution, executed sale or executed obligations, including breaches of representations and warranties by AFG or AFG Credit prior to termination. Without limiting the foregoing, prior to termination, the failure of AFG to pay a Warranty Purchase Price will not render such contribution, sale or obligations executory and the continued respective duties of AFG and AFG Credit pursuant to Article V will not render an executed sale or contribution executory.

                                ARTICLE VIII

                          MISCELLANEOUS PROVISIONS

                  8.1 Amendment. This Agreement may be amended from time to time by AFG and AFG Credit, without the consent of the Assignee, (i) to cure any ambiguity, to revise any Exhibits or Schedules, to correct or supplement any provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Assignee.

                  8.2  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  8.3 Notice. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of AFG, to One Market Place, Suite 900, San Francisco, California 94105, Attn: Chief Financial Officer, with a copy to General Counsel, and (b) in the case of AFG Credit, to One Market Place, Suite 900, San Francisco, California 94105, Attn: Chief Financial Officer, with a copy to General Counsel.

                  8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  8.5 Assignment. This Agreement may not be assigned by AFG, without the prior written consent of AFG Credit and the Assignee.

                  8.6 Further Assurances. AFG and AFG Credit agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Assignee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Assets for filing under the provisions of the UCC of any applicable jurisdiction.

                  8.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of AFG Credit or AFG, any right, remedy, power or privilege under this Agreement will operate as a waiver of such right, remedy, power or privilege; nor will any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of such right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any other rights, remedies, powers and privileges provided by law.

                  8.8 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  8.9 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns and will also, to the extent expressly provided in this Agreement, inure to the benefit of the Servicer and the Assignee. Except as otherwise provided in this Section 8.9, no other Person will have any right or obligation hereunder.

                  8.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  8.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  8.12 Schedules and Exhibits. The Schedules and Exhibits constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

AMERICAN FINANCE GROUP, INC.


By:
   Name:
   Title:



AFG CREDIT CORPORATION


By:
   Name:
   Title:

                   FORM OF ASSIGNMENT FOR ORIGINAL ASSETS


                  For value received, in accordance with the Asset Purchase Agreement dated as of July 1, 1995 (the "Sale Agreement"), between American Finance Group, Inc., a Delaware corporation ("AFG"), and AFG Credit Corporation, a Delaware corporation ("AFG Credit"), AFG does hereby sell, assign, transfer and otherwise convey unto AFG Credit or its assignee, without recourse, the Original Assets.

                  It is the intention of AFG and AFG Credit that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a sale of the property described herein and in the Sale Agreement from AFG to AFG Credit and the beneficial interest in and title to such property will not be part of AFG's estate in the event of the filing of a bankruptcy petition by or against AFG under any bankruptcy law.

                  This   Assignment   is  made   pursuant   to  and   upon   the
representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

                  Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.


                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of _____ __, 19__.


AMERICAN FINANCE GROUP, INC.


By:
   Name:
   Title:

                  FORM OF ASSIGNMENT FOR ADDITIONAL ASSETS


                  For value received, in accordance with the Asset Purchase Agreement dated as of July 1, 1995, 1995 (the "Sale Agreement"), between American Finance Group, Inc., a Delaware corporation ("AFG"), and AFG Credit Corporation, a Delaware corporation ("AFG Credit"), AFG does hereby sell, assign, transfer and otherwise convey unto AFG Credit or its assignee, without recourse, (i) the Additional Leases listed on the Additional Lease Schedule attached hereto (including AFG's obligations under the Additional Leases) and all monies due or to become due thereunder after [__________] and all Collections in respect thereof, (ii) the related Equipment, (iii) the Lease Files for such Leases, (iv) any Insurance Policies and the related Insurance Proceeds with respect to such Leases and (v) all income and proceeds of the foregoing or relating thereto (collectively, the "Additional Assets").

                  It is the intention of AFG and AFG Credit that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a contribution and/or sale of the property described herein and in the Sale Agreement from AFG to AFG Credit and the beneficial interest in and title to such property will not be part of AFG's estate in the event of the filing of a bankruptcy petition by or against AFG under any bankruptcy law.

                  This   Assignment   is  made   pursuant   to  and   upon   the
representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

                  Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.


                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [__________], 199[__].


AMERICAN FINANCE GROUP, INC.


By:
   Name:
   Title:

                          ADDITIONAL LEASE SCHEDULE

                                See Attached.

                                 SCHEDULE 1
                                     to
                          ASSET PURCHASE AGREEMENT

                                 SCHEDULE 2
                                     to
                          ASSET PURCHASE AGREEMENT
                            PORTFOLIO PARAMETERS1

1.       Portfolio Quality:

         (a) With respect to the Included Leases, the Weighted Average Debt Rating of all of the Lessees thereunder is at least Baa2, based on ratings assigned by Moody's, or the equivalent based upon ratings assigned by another Rating Agency.2 "Weighted Average Debt Rating" shall mean at any time the weighted average of the senior secured long-term debt ratings assigned by a Rating Agency to the Lessees based on the following numerical values3:

                           Credit Rating                     Numerical
                    Moody's/S&P/Internal Rating               Value

                              Aaa/AAA                         325.5
                              Aa1/AA+                         305.5
                              Aa2/AA                          285.5
                              Aa3/AA-                         265.5
                              A1/A+                           245.5
                              A2/A                            225.5
                              A3/A-                           205.5
                              Baa1/BBB+                       185.5
                              Baa2/BBB                        165.5
                              Baa3/BBB-                       145.5
                              Ba1/BB+                         125.5
                              Ba2/BB                          105.5
         (continued on next page)
--------
1 Capitalized terms used in this Schedule and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement and Indenture of Trust.
2 For the purposes of this Schedule, the term "Rating Agency" has the meaning assigned thereto in the Pooling and Servicing Agreement and shall also include AFG's internal ratings ("Internal Ratings"), which are based on the ALCAR Debt Rater Plus software, or successor software packages.
3 For Lessees that do not have a senior secured long-term debt rating assigned to them by Moody's or S&P, the numerical value that corresponds to the rating that is one level above the unsecured long-term debt rating of such Lessee in the table above shall be used. For Lessees that are not assigned ratings by either Moody's or S&P, Internal Ratings shall be used. In the case of a Lessee with different ratings assigned by Moody's and S&P, the lower of the two ratings shall be used.

                           Credit Rating                     Numerical
                   Moody's/S&P/Internal Rating                 Value

                              Ba3/BB-                           85.5
                              B1/B+                             65.5
                              B2/B                              45.5
                              B3/B-                             25.5

         (b) No Lessee under an Included Lease has a long-term unsecured debt rating assigned by Moody's of less than B-3, or the equivalent assigned by another Rating Agency.

         (c) The sum of the Discounted Lease Balances of all Included Leases with respect to which the Lessees thereunder have long-term unsecured debt ratings assigned by Moody's of B-1, B-2 or B-3, or the equivalent assigned by another Rating Agency, on a cumulative basis, is not greater than 5% of the Aggregate Pool Balance.

         (d) The sum of the Discounted Lease Balances of Included Leases with respect to which the Lessees thereunder are rated internally by AFG, on a cumulative basis, is not more than 25% of the Aggregate Pool Balance.


2. Concentration Limitations: (a) Each amount set forth in the table below represents the maximum percentage of the Aggregate Pool Balance that may be comprised of the sum of the Discounted Lease Balances attributable to the Included Leases in the applicable category, on a cumulative basis.


=============================================================================================================================
                   Category                                           When Aggregate Pool Balance is
                                              -------------------------------------------------------------------------------
                                                        Greater                 Greater than
                                                      than $0 but                $30 Million                 Greater
                                                     less than $30            but less than $60             than $60
                                                        Million                    Million                   Million
-----------------------------------------------------------------------------------------------------------------------------
1.    Included Leases of
      any individual
      Lessee that is rated
      investment grade or
      higher by a Rating
      Agency                                              25%                        10%                       9%
-----------------------------------------------------------------------------------------------------------------------------
2.    Included  Leases of any  individual  Lessee
      that is not rated  investment
      grade by a Rating
      Agency                                              15%                        3%                        3%
-----------------------------------------------------------------------------------------------------------------------------
3.    Included Leases of
      all Lessees that
      operate in the same
      industry*                                           N/A                        40%                       40%
-----------------------------------------------------------------------------------------------------------------------------
4.    Included Leases that relate to the same
      type of Equipment**                                 N/A                        40%                       40%
-----------------------------------------------------------------------------------------------------------------------------
5.    Included Leases for
      which the Scheduled
      Payments are payable
      semi-annually                                       10%                        10%                       10%
=============================================================================================================================


---------------
*     Based upon Primary Standard Industrial Classification Code
      Number.
** As determined by AFG Credit Corporation in accordance with its customary procedures.

                  The following words and phrases shall have the following meanings:

                  "Equipment Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 4 in the table above.

                  "Individual Lessee Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 1 or category 2, as applicable with respect to a particular Lessee, in the table above.

                  "Industry Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 3 in the table above.

                  "Semi-Annual Lease Excess Concentration Amount" shall mean at any date of determination, the dollar amount, if any, by which the Discounted Lease Balances of Included Leases exceeds the applicable concentration limits prescribed in category 5 in the table above.

                  If at any date of determination with respect to any Included Lease there are two or more of (a) an Equipment Excess Concentration Amount, (b) an Individual Lessee Excess Concentration Amount, (c) an Industry Excess Concentration Amount or (d) a Semi-Annual Lease Excess Concentration Amount, then only the one largest dollar amount that is attributable to (a), (b), (c) or (d) above, as applicable, shall be used in the calculation of the Excess Concentration Amount at such date of determination.

                  A Lease shall not be deemed to cause any of the limits set forth in the table above to be exceeded, and shall therefore not be deemed to give rise to the existence of an Equipment Excess Concentration Amount, an Individual Lessee Excess Concentration Amount, an Industry Excess Concentration Amount or a Semi-Annual Lease Excess Concentration Amount, as the case may be, if the Rating Agency Condition shall have been satisfied with respect to such Lease.

         (b) the sum of the Discounted Lease Balances attributable to all Included Leases that are not Hedged Leases shall not, on a cumulative basis, exceed $10,000,000.

3. Other Lease Requirements: Utilizing the Definition of "Discount Rate" in the Pooling and Servicing Agreement and Indenture of Trust, the sum of the Discounted Lease Balances of all Included Leases, calculated for each Lease at the date of origination of each such Lease by AFG, would not, on a cumulative basis, exceed 88% of the sum of the original cost of the Equipment relating to all Included Leases.